UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


              Date of Report (Date of Earliest Event Reported):
                                June 18, 2003
                              ----------------

                        MIKOHN GAMING CORPORATION

            (Exact name of Registrant as specified in its charter)

          Nevada                     0-22752               88-0218876
     -----------------            -------------           ------------
 State or other jurisdiction       (Commission           (IRS Employer)
incorporation or organization)     File Number)       Identification Number)


          920 Pilot Road, P.O. Box 98686, Las Vegas, NV 89193-8686

             (Address of principal executive office and zip code)

                                (702) 896-3890

             (Registrant's telephone number, including area code)


             (Former name, former address and former fiscal year,
                         if changed since last report)








                              TABLE OF CONTENTS


Item  6.   APPOINTMENT OF REGISTRANT'S DIRECTORS


Item  7.   FINANCIAL STATEMENTS AND EXHIBITS


SIGNATURES
























Item  6.   APPOINTMENT OF REGISTRANT'S DIRECTORS

On June 13, 2003, Mikohn Gaming Corporation's (the "Company") Board of Directors elected Rick Lee Smith to fill the Class 3 Director position left vacant by the retirement of Bruce E. Peterson. Mr. Smith was also elected to serve as Chairman of the Audit Committee.

Class 3 Director's terms are scheduled to expire at the Company's 2004 annual meeting of stockholders.




Item  7.   FINANCIAL STATEMENTS AND EXHIBITS

	(a)	Not applicable

	(b)	Not applicable

	(c)	Not applicable






                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                    MIKOHN GAMING CORPORATION
                                                    (Registrant)



June 18, 2003                                       /s/  JOHN M. GARNER
                                                    -------------------------
						    John M. Garner
						    Executive Vice President,
						    Treasurer and Chief Financial
						    Officer














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